UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Cheniere Energy, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) on May 11, 2023. There were 202,240,961 shares of the Company's common stock present or represented by proxy at the 2023 Annual Meeting. This represented approximately 83.05% of the Company's shares of common stock outstanding as of the record date of the 2023 Annual Meeting. Four proposals, as described in the Company's Proxy Statement dated April 10, 2023 (the “2023 Proxy Statement”), were voted upon at the 2023 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	169,135,031	14,570,163	1,477,010	17,058,757
Jack A. Fusco	181,369,057	2,333,654	1,479,493	17,058,757
Patricia K. Collawn	179,207,629	4,445,922	1,528,653	17,058,757
Brian E. Edwards	182,941,443	763,124	1,477,637	17,058,757
Denise Gray	182,614,419	1,087,207	1,480,578	17,058,757
Lorraine Mitchelmore	179,139,783	4,562,738	1,479,683	17,058,757
Donald F. Robillard, Jr.	179,263,740	4,438,588	1,479,876	17,058,757
Matthew Runkle	183,580,238	122,044	1,479,922	17,058,757
Neal A. Shear	175,969,210	7,732,658	1,480,336	17,058,757

Each of the director nominees was elected as a director to serve for a one-year term until the 2024 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2022

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	165,857,112	17,231,555	2,093,537	17,058,757

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2022 to the Company’s named executive officers, as disclosed in the 2023 Proxy Statement.

ITEM 3:	ADVISORY AND NON-BINDING VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

	1 Year	2 Years	3 Years	Number of Abstentions	Number of Broker Non-Votes
	180,389,160	659,920	2,585,963	1,547,161	17,058,757

In an advisory and non-binding vote, the shareholders approved holding annual advisory votes on the compensation of the Company’s named executive officers. In light of these results and consistent with the Board’s recommendation in the 2023 Proxy Statement, the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers annually until the next shareholder vote on the frequency of such vote.

ITEM 4:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

	Number of Votes For	Number of Votes Against	Number of Abstentions
	200,087,073	557,246	1,596,642

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023.

ITEM 5:	SHAREHOLDER PROPOSAL REGARDING CLIMATE CHANGE RISK ANALYSIS

No vote is being reported for the shareholder proposal regarding climate change risk analysis that was included in the 2023 Proxy Statement because it was not presented at the 2023 Annual Meeting by the shareholder proponent or a representative of the shareholder proponent as required, and therefore, was not acted upon by the shareholders.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	May 16, 2023	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and
Chief Financial Officer